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                                                                   EXHIBIT 10(i)
                                                                   -------------







                  SECURITIES TRANSFER AND REGISTRAR AGREEMENT

                                    BETWEEN

                         MID-AMERICA BANK OF LOUISVILLE
                               AND TRUST COMPANY

                                      AND

     This Securities Transfer and Registrar Agreement is made in Louisville, Kentucky as of the _____ day of __________, 1996 by and between Mid-America Bank of Louisville and Trust Company ("Bank of Louisville"), 500 West Broadway, Louisville, Kentucky 40202 and ___________________________________________
("Corporation") at ___________________________________________.

   THE PARTIES DO HEREBY AGREE AS FOLLOWS:

   1. Appointment of transfer agent. Corporation hereby appoints Bank of Louisville as Transfer Agent of certificates representing all shares of the following class of stock of the Corporation, now or hereafter authorized by its Certificate of Incorporation:


                                               Shares Authorized
               Shares Authorized               for Issuance by
               by                              Board of
        Par    Certificate of     Shares       Directors
Class   Value  Incorporation      Outstanding  But Unissued
- -----   -----  -----------------  -----------  -----------------
Common



   2. Duties of transfer agent. For the purpose of the original issue of the certificates representing shares of stock now or hereafter authorized for issuance by the Corporation but unissued, Bank of Louisville is hereby directed:

     (a) To record and countersign certificates signed by or bearing the facsimile signatures of the officers of the Corporation authorized by its Bylaws to sign stock certificates, in such names and in such amounts as the Corporation may direct in writing signed by the President and Secretary of the Corporation.

     (b) To present such certificates for registration and countersignature and when so countersigned to deliver the certificates to or upon the written order of any officer of the Corporation.

   3. Issuance and recording of stock certificates. Bank of Louisville is authorized and directed to make transfers, from time to time, upon the records of the Corporation of any outstanding certificates representing shares of such stock of the Corporation heretofore issued and of certificates representing shares of such stock of the Corporation which may hereafter be issued, and of certificates issued in exchange therefore, signed by or bearing the facsimile signatures of the officers of the Corporation authorized by its Bylaws to sign stock certificates and countersigned by Bank of Louisville as the Transfer Agent and Registrar upon surrender thereof for transfer properly endorsed and duly stamped as may be required by pertinent state statutes, and upon cancellation of such certificates to record and countersign new certificates, duly signed as herein provided, for an equal number of shares of such stock and present such certificates for registration and countersignature


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and when so countersigned to deliver such certificates to or upon the order of the person entitled thereto.

          Bank of Louisville is authorized and directed to maintain the original stock ledger and transfer book containing the name, address and number of shares issued to each shareholder. These records are available for inspection by the Corporation at any time. A shareholder listing providing names, addresses, and outstanding shares will be provided by Bank of Louisville upon the request of the Corporation or as otherwise may be required by applicable law. Shareholders must notify the Bank of Louisville of any changes in the address of record.

     4. Custody of facsimile signature devices. Certified specimen signatures of the officers of the Corporation and certified specimen certificates of the stock of the Corporation in the form duly approved by it shall be lodged with Bank of Louisville. When any officer shall no longer be vested with authority to sign for the Corporation, written notice thereof shall immediately by given to Bank of Louisville and until receipt of such notice Bank of Louisville shall be fully protected and held harmless in recognizing and acting upon the signature of such officer. Bank of Louisville, however, is authorized and directed, until otherwise instructed in writing by the Corporation, to issue and countersign in the course of its duties certificates bearing the signatures of officers of the Corporation who no longer bear the title of the office over which their signatures on the stock certificates appear, or who have died or have severed their connection with the Corporation. All such certificates, whether issued prior or subsequent to the change of status of such officers, shall be recognized by the Corporation from the date of issuance thereof as valid and binding certificates of stock of the Corporation for all purposes and in all respects.

     5. Indemnity for replacement certificates. In the event that any such certificate shall become lost, stolen, or destroyed, no new certificate or certificates shall be issued in lieu thereof until an indemnity bond in such form as may be approved by the Corporation shall have been furnished. The bond shall be in form satisfactory to Bank of Louisville and Bank of Louisville shall be named as an obligee therein.

     6. Dividend agent. Bank of Louisville is hereby appointed Dividend Disbursing Agent for the Capital Stock of the Corporation for which it now or hereafter may be acting as Transfer Agent, and it hereby is authorized to pay such dividends as may hereafter be declared by the Board of Directors of the Corporation upon being furnished with collected funds sufficient for the payment of such dividends by noon the business day prior to the payable date and a resolution of the Corporation signed by the Secretary of the Corporation notifying it of the declaration of any such dividend, the date upon which such dividend is payable, and the record date of such dividend.

     7. Appointment of Registrar. Bank of Louisville is hereby appointed Registrar for the registration of certificates for all shares of the following class of stock now or hereafter authorized by the Certificate of Incorporation of the Corporation:

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     Class of Stock                 Par Value
     --------------                 ---------

     Common

   Bank of Louisville is authorized upon direction of the Corporation to register for original issue certificates for such shares of such stock, not exceeding the number of unissued shares at the time authorized to be issued by the Certificate of Incorporation of the Corporation.

   Bank of Louisville is authorized and directed, upon the surrender for cancellation of certificates for shares of such stock now outstanding or hereafter issued, to register new certificates for the number of shares represented by the certificates so canceled when such new certificates shall have been countersigned. Bank of Louisville is authorized to maintain such records as it may deem necessary or advisable in connection with its duties as Registrar.

   Bank of Louisville shall be immediately advised in writing (1) of the appointment of any other registrar, (2) of all original issues and cancellations by way of retirement of shares of such stock made or effected by the Corporation or registered by any other registrar, and (3) unless an officer of the Corporation shall have notified Bank of Louisville in writing to the contrary, of all registrations of certificates for shares of such stock made or effected by the Corporation or any other registrar, and that the Corporation agrees to indemnify and hold harmless Bank of Louisville from and against all losses, costs, claims, and liability which Bank of Louisville may suffer or incur by reason of its registering or failing or declining to register any certificate for shares of such stock upon transfer or exchange of any certificate for shares of such stock (i) registered by any other registrar or agent of the Corporation of whose appointment Bank of Louisville shall not have been advised in writing, or (ii) of the registration of which Bank of Louisville shall not have been so advised, and that Bank of Louisville shall not be liable for, and shall be protected by the Corporation against, any losses, costs, claims, and liability based upon any act or omission of the Corporation or any other registrar or any other agent of the Corporation.

   Bank of Louisville may rely conclusively and act, without further investigation, upon any list, instruction, certification, authorization, stock certificate, or other instrument or paper believed by it in good faith to be genuine and to have been signed, countersigned, or executed by any duly authorized person or persons, or upon the instruction of any officer of the Corporation; and further that Bank of Louisville may register any certificate for shares of such stock which is believed by it in good faith to have been duly authorized, or may refuse to register any certificate for share of such stock if in good faith Bank of Louisville deems such refusal necessary in order to avoid any liability on the part of either the Corporation or itself, and that the Corporation agrees to indemnify and hold harmless Bank of Louisville from and against any and all losses, costs, claims, and liability for so relying or acting or refusing to act.

   In case any of the officers of the Corporation whose manual or facsimile signature appears on any stock certificate to be registered shall cease to be such officer prior to the registration of such certificate, Bank of Louisville is directed nevertheless to register such certificate as though the




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person signing the same or whose facsimile signature appears thereon had not ceased to be such officer, unless written instructions of the Corporation to the contrary are received by Bank of Louisville.

     8. Certification. The Secretary of the Corporation shall certify copies of this agreement and of the Bylaws of the Corporation and of all amendments thereto under the seal of the Corporation and lodge such copies thereof with Bank of Louisville, together with a copy of the Certificate of Incorporation, and all amendments thereto, properly certified by the Secretary of State, and from time to time furnish Bank of Louisville similarly certified copies of any amendments that may be made to the Certificate of Incorporation or Bylaws.

     9. Fee Schedule. In consideration of Bank of Louisville performing the duties as herein set forth, the Corporation agrees to pay Bank of Louisville according to the fee schedule which is attached hereto as Exhibit A and incorporated by reference as if fully set forth herein. Said fee schedule is subject to change upon sixty (60) days written notice by Bank of Louisville. A monthly minimum fee of $300 shall be paid by the Corporation, whether or not services are rendered by Bank of Louisville totalling that amount.

     10. Termination. Bank of Louisville and the Corporation agree that either party may terminate this agreement upon six (6) months prior written notice. This agreement will terminate immediately at the election of Bank of Louisville upon the occurrence of any of the following events:

          (i) failure to pay any fee required by this agreement or the fee schedule then in effect which is not paid within 15 days from the date it is due;

          (ii) the dissolution, merger, consolidation or liquidation of the Corporation or any sale of all or any substantial part of its assets (except in the ordinary course of business);

          (iii) the Corporation makes an assignment for the benefit of creditors, or a voluntary or an involuntary petition is filed by or against the Corporation under any law having for its purpose the adjudication of the Corporation as bankrupt or the reorganization of the Corporation.

     No delay or failure of Bank of Louisville in the exercise of any right or power under this agreement shall act as a waiver of such right or power, nor will it preclude the future exercise of the right or power, or of any remedy which Bank of Louisville may have outside this agreement.

     11. Choice of Law. This agreement shall be governed by the laws of the Commonwealth of Kentucky.

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IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed by their duly authorized officers as of the date first above written:


     _____________________ ("Corporation")




     By_________________________________



     Mid-America Bank of Louisville and Trust Company
     ("Bank of Louisville")



     By_________________________________
       H. Steve Niesse, Vice President, Securities Transfer Department

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